SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 5, 1996
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                           FLEET FINANCIAL GROUP, INC.
                             FLEET CAPITAL TRUST I
                             FLEET CAPITAL TRUST II
                            FLEET CAPITAL TRUST III
                             FLEET CAPITAL TRUST IV
                             FLEET CAPITAL TRUST V
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
                                    DELAWARE
                                    DELAWARE
                                    DELAWARE
                                    DELAWARE
                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   05-0341324
                                   04-3337370
                                   04-3337371
                                   04-3337374
                                   04-3337377
                  1-6366           04-3337382
         --------------------------------------------------------------
         (Commission File Number)     (IRS Employer Identification No.)

          One Federal Street, Boston, Massachusetts         02110
          ----------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (617) 292-2000
                                                           --------------

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         (Former name or former address, if changed since last report)

Item 5.   Other Materially Important Events.

               On December 5, 1996 the Registrant's Registration Statement on Form S-3 (No. 333-15435) was declared effective by the Securities and Exchange Commission. Registrant hereby refiles an amended and restated
          Exhibit 5(b) to such Registration Statement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements

          Not applicable

     (b)  Pro Forma Financial Statements

          Not applicable

     (c)  Exhibits

          The following exhibits are filed as part of this report:

          5(b) Opinion of Skadden, Arps, Slate, Meagher & Flom (Delaware), special Delaware counsel to the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                       FLEET FINANCIAL GROUP, INC.
                                       Registrant


                                       By /s/ William C. Mutterperl
                                          --------------------------------------
                                          William C. Mutterperl
                                          Senior Vice President,
                                          General Counsel and Secretary


Date:  December 10, 1996